UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 19, 2005
FLORIDA CHOICE BANKSHARES, INC.
(Exact name of registrant as specified in charter)

Florida	N/A	20-1990219

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

18055 U.S. Highway 441, Mt. Dora, Florida	32757

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (352) 735-6161
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On December 12, 2005 and December 19, 2005, respectively, the Company’s and Florida Choice Bank’s Boards of Directors approved the payment of discretionary bonuses in the amounts of $725,000 to Kenneth LaRoe (Chairman and Chief Executive Officer of the Company and Florida Choice Bank), $500,000 to John Warren (President of the Company and Florida Choice Bank), $500,000 to Robert Porter (Chief Financial Officer of the Company and Chief Operating Officer of Florida Choice Bank), $135,000 to Tom Coletta (Senior Vice President and Commercial Lender of Florida Choice Bank), and $50,000 to Stephen Jeuck (Corporate Secretary and Treasurer of the Company and Senior Vice President and Chief Financial Officer of Florida Choice Bank). Such bonuses were paid on December 27, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLORIDA CHOICE BANKSHARES, INC.
By:	/s/ Kenneth E. LaRoe
Kenneth E. LaRoe
Chairman and Chief Executive Officer

Date: January 27, 2006

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